EXHIBIT 10.2 LEASE AGREEMENT AS AMENDED BETWEEN AMERICAN ECOLOGY CORPORATION AND

                               THE STATE OF NEVADA

                                      LEASE
                                      -----

          This agreement made and entered into this 1st day of May, 1977, by and between the State of Nevada, Department of Human Resources, hereinafter called "LESSOR," and Nuclear Engineering Company, Inc., hereinafter called "LESSEE," a corporation duly organized and existing under the laws of the State of California, authorized to do business in the State of Nevada, having its registered office in Beatty, Nevada, and authorized to engage in the business of receiving, possessing, processing, repackaging, using, storing and disposing of radioactive wastes and materials by License No. 04-3766-01 issued by the Nevada State Health Division, and being further authorized by appropriate perm issued in accordance with applicable provisions of law to engage in the disposal of chemical and toxic wastes and materials.

                                   WITNESSETH:
                                   ----------

          WHEREAS, LESSOR has determined that a facility for the disposal of low-level radioactive waste materials may be maintained in the State of Nevada; and

          WHEREAS, LESSOR has determined that a facility for the disposal of chemical and toxic waste and materials may be maintained in the State of Nevada; and

          WHEREAS, LESSOR has procured certain real estate hereinafter referred to as the "Site";

          NOW, THEREFORE, in consideration of the payments reserve herein and the mutual covenants made by the parties, it is agreed as follows:

          I.  RENTAL-LICENSE FEE.  For and in consideration of the terms,
          ----------------------
covenants, payments, conditions and restrictions hereinafter set forth, the LESSOR, pursuant to Chapter 374 of the 1961 Statutes of Nevada, does hereby lease, let and demise unto LESSEE the following described premises situate in the County of Nye, State of Nevada, more particularly described as follows, to wit:

               All that certain piece, parcel or

               tract of land located in the NW1/4

               NE1/4; NE1/4 NW1/4 of Section 35,

               Twp. 13 South, Range 47 Ease, M.D.B.&M.

               containing 80 acres, more or less.

          To have and to hold unto the LESSEE for the term of twenty (20) years from the effective date hereof, with the option to extend for an additional in accordance with the terms of this lease, at a yearly rental of ten thousand ($10,000.00) per year, the first annual payment acknowledged, and succeeding payments to be payable annually within twenty (20) days after the anniversary date of this lease. The rental payments shall be payable to the LESSOR; provided, however, that in the event regulations are promulgated establishing a license fee for the issuance of a license to dispose of low-level radioactive waste it is acknowledged and agreed that LESSEE shall have as a full credit against the payment of the aforestated license fee any and all rental fees previously paid under this lease. Further, LESSOR and LESSEE agree that upon the establishment of a license fee that LESSEE'S responsibility for payment of any and all rental fees, as set forth in this lease, shall immediately cease and the rental fee terms contained herein shall be null and void at that time.

          II.  RENEWAL OF LEASE.  The term of this lease shall be extended for
          ---------------------
an additional ten (10) year term if, prior to six (6) months before the end of the term but not before nineteen (19) years from the effective date of this lease, the LESSEE makes written request to the LESSOR that it wishes to exercise its option to extend under this paragraph. The LESSOR may, notwithstanding LESSEE'S option herein, declare the lease terminated at the end of the initial term if, after consultation with the State Health Officer, it makes a reasonable determination that, considering the volume of waste materials buried at the Site and the available space remaining, that an extension for an additional term would not be feasible. The LESSOR may, however, extend the lease for a term less than ten (10) years if, after consultation with the State Health Officer, it determines that such an extension is feasible, considering the factors hereinbefore set forth. The LESSOR'S determination of feasibility under this paragraph is subject to review by the State Board of Health.

          III.  OPPORTUNITY FOR HEARING.  Prior to the issuing of any order or
          -----------------------------
the making of any determination including but not limited to the denial, modification or revocation of this lease the LESSOR and the State Board of Health shall give reasonable notice in writing by certified mail to the LESSEE and shall afford the LESSEE an opportunity for a hearing within twenty (20) calendar days after giving the aforesaid notice.

          IV.  ASSIGNMENT.  The LESSEE may not assign the lease, nor any right
          ---------------
inuring to its benefit by virtue of any term or covenant herein set forth, without prior written approval of the LESSOR. For purposes of this paragraph a sale or change of Corporate ownership directly affecting this lease shall be deemed an assignment requiring prior written approval by LESSOR as to the technical competence of the assignee to assume burial operations, it being understood and agreed that technical competence shall, as a minimum, be deemed legal and factual capability for successfully obtaining and carrying out lawful activity under either a license issued in accordance with law for the receipt, storage and disposal of chemical and toxic waste materials. The parties acknowledge and agree that the LESSOR shall not unreasonably withhold its approval of any proposed assignment by LESSEE.

          The LESSEE agrees that it will not, without the written consent of the LESSOR, sublet the premises or any part thereof or permit the use of the premises by any party other than the LESSEE.

          V.  TERMINATION.  The LESSOR and LESSEE agree that the primary purpose
          ---------------
for which this lease is entered into is the proper burial and disposal of radioactive and chemical and toxic wastes and materials and any other activity which may lawfully be carried out under the terms of License No. 04-3766-01 or any other provision of Nevada Revised Statutes. The parties, therefore, expressly agree that the portion of the lease providing for the disposal or burial of radioactive waste may, at the option of the LESSOR, terminate after hearing and opportunity for judicial review is afforded LESSEE in the event License No. 04-3766-01 and all amendments thereto or any renewal thereof expires without timely application for renewal thereof having been made or for any reason ceases to be effective.

          VI.  RENEWAL OF LICENSE.  The LESSEE shall diligently and
          -----------------------
expeditiously provide the State Health Officer with information as required by law for processing any application LESSEE may submit for any renewal of its license issued under NRS Chapter 459. Failure on the part of the LESSEE to timely file an application for renewal in accordance with applicable State regulations, after notice to the LESSEE and reasonable opportunity to file following such notice, not to exceed thirty (30) days, may be deemed an expression of intent on the part of the LESSEE to voluntarily surrender the portion of the premises utilized for the disposal of low-level radioactive waste unto the LESSOR who may then declare that part of the lease terminated by serving written notice of its intent to terminate under this paragraph upon LESSEE. In no event, however, shall such an aforesaid voluntary surrender or termination of the LESSEE'S rights to dispose or bury low-level radioactive waste affect the portion of the lease that provides for the disposal of chemical and toxic wastes and materials and in that respect this lease shall continue in full force and effect.

          VII.  LIMITED TERMINATION-ADJUSTMENT OF BURIAL FEE.  The LESSOR and
          --------------------------------------------------
LESSEE further agree that a termination or voluntary surrender of one of LESSEE'S rights to dispose of or store either low-level radioactive wastes or chemical and toxic wastes and materials shall not affect LESSEE'S right under this lease to continue to dispose of or store any of the other aforestated materials not so terminated or surrendered. LESSEE agrees that in the event it continues operations at either Site not so terminated or surrendered LESSEE will renegotiate a reasonable adjustment, if any, in the burial fee applicable to the Site retained by LESSEE.

          VIII.  COMPLIANCE WITH APPLICABLE LAWS.  The LESSEE covenants and
          --------------------------------------
agrees that it will use the leased premises only for the purposes for which this lease is entered into and in all respects in accordance with the laws of the State of Nevada, and with the requirements specified in License No. 04-3766-01 and all amendments thereto or renewal thereof. It is expressly understood that the LESSEE shall comply with all applicable laws, rules and regulations of the United States, and all applicable regulations of the State of Nevada as the same are properly promulgated and amended from time to time by the Nevada State Board of Health and the Nevada State Environmental Commission. However, if the LESSEE is required to comply with any Federal or State laws, rules or regulations that render it prohibitive economically or otherwise, for LESSEE to continue its rights and obligations under this lease the parties agree to immediately renegotiate those provisions of this lease affected by such laws, rules or regulations.

          If, within ninety (90) days after LESSEE'S written request to renegotiate the lease, the parties fail to reach agreement, either party shall thereafter have the right to cancel this lease, within thirty (30) days.

          IX.  INSURANCE.  The LESSEE shall provide adequate hazard and fire
          --------------
insurance at its own proper expense on all outbuildings, fixtures and other personal property situate on the leased premises, with loss payable provisions in favor of the LESSEE. The proceeds from any hazard or fire insurance shall be used by the LESSEE to replace all or so much of said outbuildings, fixtures or other personal property as may be economically reasonable and feasible.

          X.  REPAIRS.  The LESSEE shall make all necessary repairs or
          -----------
improvements as may be economically reasonable or feasible to all outbuildings, fixtures and other personal property situate on the leased premises at its own proper expense.

          XI.  FEES FOR PERPETUAL CARE AND MAINTENANCE.  The LESSEE agrees to
          --------------------------------------------
pay LESSOR the sum of thirteen cents (13 ) for each and every cubic foot of low-level radioactive waste materials and seven cents (7 ) for each and every cubic foot of chemical and toxic waste materials which is disposed of or buried upon the described premises to provide funds for a perpetual care and maintenance trust fund as provided by law.

          The amounts payable to LESSOR for the disposal or burial of low-level radioactive waste or chemical and toxic waste under this lease are for a term of ten (10) years from the effective date of this lease. At the expiration of each ten (10) year period the LESSOR and the LESSEE hereby agree to conduct a joint technical study to reevaluate the then existing conditions. Subsequent to the completion of the aforestated joint study should additional funds be determined necessary then the parties agree to renegotiate the cubic foot amounts payable to LESSOR; provided, however, LESSOR agrees that any increase in the amounts to be paid for each and every cubic foot of low-level radioactive waste or chemical and toxic waste disposed of or buried upon the premises shall not exceed one hundred percent (100%) of the then current rates.

          XII.  PREPAYMENT.  LESSEE shall pay to LESSOR the sum of FIFTY
          ----------------
THOUSAND AND NO/100 DOLLARS ($50,000.00) which shall constitute a prepayment for the disposal and/or burial of radioactive, chemical and toxic wastes and
materials on the heretofore described premises.   All prepayments shall be
deposited by LESSOR in the radioactive materials disposal fund as provided by law. The aforesaid prepayment shall be debited by LESSOR in accordance with the existing perpetual care and maintenance contribution rates and the monthly burial or disposal quantities for radioactive, chemical and toxic waste and materials. LESSEE shall provide additional prepayments when the balance of the deposit is equal to five percent (5%) of the original prepayment, notwithstanding that such prepayments may occur at intervals more frequent than on a yearly basis. Furthermore, LESSOR and LESSEE agree that LESSEE shall receive full credit and appropriate adjustments for any and all prepayments made prior to the execution of this lease document. In the even this lease is terminated for whatsoever reason, LESSOR agrees that LESSEE shall receive a full refund for any and all prepayment amounts not previously debited by LESSOR in accordance with all applicable provisions of this lease.

          The LESSOR and LESSEE acknowledge and agree that the primary purpose of LESSEE'S payment to LESSOR of the cubic foot charge on low-level radioactive, chemical and toxic wastes disposed of or buried at the Site is to provide funds for satisfactory surveillance in conjunction with the implementation of proper safeguards for the public health and safety upon expiration of the lease term or extension thereof and final closure.

          XIII.  MINIMUM BURIAL DEDUCTION.  It is understood that the primary
          -------------------------------
purpose for the assessment of the aforestated burial rate is to ensure the adequate growth of a perpetual care and maintenance fund.

          In order to stimulate the growth of the perpetual care and maintenance fund, LESSOR shall deduct for any six (6) month operating period the minimum amount of TWELVE THOUSAND AND NO/100 DOLLARS ($12,000.00) from the burial prepayment as set forth in Section XII herein. The Minimum Burial Deduction amount will be adjusted at the end of each five (5) year calendar period during the term of this lease or any extension thereof. The adjusted minimum deduction amount will be computed by multiplying the annual average of the latest five (5) years' deposits by the then current contribution rates and said adjustment will be effective for the next succeeding five (5) year period.

          The LESSOR agrees to make adjustments on a consecutive twelve month basis in the event actual revenue earned by the LESSOR falls below the minimum burial deduction; LESSEE shall receive a credit to the prepayment in the amount of the difference between the minimum burial deduction and the actual revenue earned. However, if the actual revenue earned by the LESSOR from collection of the burial rates set forth in Section XI exceeds the applicable minimum deduction set forth in the preceding paragraph, the actual revenue earned will be deducted from the prepayment set forth in Section XII.

          LESSOR and LESSEE agree that LESSEE'S performance as set forth in this provision shall be excused for any month in the event of an act of God, war, riot; fire, lack of adequate fuel; power, labor, transportation; compliance with governmental requests, actions, laws, regulations, orders or action, or in the event of labor trouble, (provided that LESSEE shall not be required to settle a labor dispute against its own best judgment); or any other event beyond the reasonable control of LESSEE; which event prevents the delivery, transportation, acceptance or disposal of waste products.

          XIV.  VIOLATIONS.  The LESSEE will not, without the LESSOR'S consent
          ----------------
violate any of the terms and conditions of this lease, or the terms of authorizing licenses issued by the State of Nevada. If such violations, misuse, or noncompliance occur, which result in lawful revocation of License No. 04-3766-01 or any amendment thereto or renewal thereof, the LESSOR shall have the right, upon written notice of its intention and after providing an opportunity to LESSEE for hearing as provided herein and judicial review, to terminate this lease solely as to that portion thereof providing for radioactive waste disposal.

          XV.  COMPENSATION TO LESSEE UPON TERMINATION.  In the event of such
          --------------------------------------------
termination of this lease as to that portion providing for radioactive waste disposal should LESSOR relet that portion of the Site to any other party for the same, similar, or allied use, LESSEE shall be entitled to reasonable compensation, including, but not limited to, any and all buildings and other Site improvements left thereon. In the event LESSOR or LESSEE cannot reach an agreement as to the amount of such compensation, the same shall be submitted to arbitration before an arbitrator appointed by the American Arbitration Association. The costs of said arbitration shall be borne equally by the parties.

          XVI.  WAIVER.  The LESSEE agrees that the LESSOR'S failure to insist
          ------------
upon the strict performance of any provision of this lease, failure to exercise any right based upon a breach thereof, or the acceptance by the LESSOR of any fees during such breach shall not waive any of the LESSOR'S rights under this lease except when the LESSOR has agreed in writing to waive such rights.

          XVII.  INDEMNITY.  LESSEE agrees to indemnify and save LESSOR harmless
          ----------------
from and against any and all claims, demands, suits, damages, expenses and liabilities brought by a third party to the extent that any injury to or death of any person or any damage to or loss of property arises out of the sole negligence of the LESSEE.

          XVIII.  CLOSURE REQUIREMENTS.  Upon final legal termination, legal
          ----------------------------
termination prior to expiration of the term of this lease, or formal voluntary surrender of LESSEE'S rights to store or dispose of low-level radioactive waste material, LESSOR and LESSEE acknowledge and agree that LESSEE shall perform the following activities as its sole closure obligation under this lease agreement:

               (1)  burial of all radioactive waste;

               (2) removal of all surface structures and equipment except lighting equipment, fences and gates;

               (3) all equipment and facilities which cannot be released by radiation survey after decontamination will be disposed of, or transported from the Site, as radioactive material;

               (4) backfilling and mounding of all open trenches, without exception, in accordance with radioactive material license requirements;

               (5) reduction of radiation levels to 2mR/hr at ground level within radioactive burial area;

               (6)  plugging and capping water wells and dry wells;

               (7) the East access gate to the radiological burial facility will be sealed shut;

               (8) installing alarms on all remaining gates which will activate in Deputy Sheriff's Office in Beatty when gat is opened;

               (9)  replacement of faulty or damaged fencing;

               (10) replacement of any illegible or damaged warning signs; and

               (11) final radiation survey and written report to LESSOR which is confirmed by LESSOR.

          LESSOR shall reserve the right to waive any or all of the above Site closure conditions.

          XIX.  RESPONSIBILITY FOLLOWING TERMINATION.  The parties hereby
          ------------------------------------------
expressly agree that, subject to the closure requirements of the preceding paragraph, upon expiration or earlier termination of this lease, all materials buried at the Site prior to and subsequent to such expiration or termination shall be the sole and exclusive responsibility of LESSOR.

          XX.  ACCESS TO PREMISES.  The LESSOR or any person authorized by it
          -----------------------
shall have access to the leased premises during LESSEE'S regular business hours, or any other time upon giving reasonable notice, for any lawful purpose.

          XXI.  SOVEREIGN AUTHORITY.  It is understood that none of the terms of
          -------------------------
this lease, nor any of the covenants herein contained, shall operate to restrain the LESSOR from fulfilling its responsibilities in its capacity as sovereign of the State of Nevada, including, but not limited to, a determination on the part of the sovereign that a public emergency exists and that immediate State action be formally determined as necessary. Should the aforestated State action be formally determined as necessary, LESSOR shall, as provided in NRS 459.130 or any amendment thereto, upon LESSEE'S application, promptly afford LESSEE an opportunity to be heard and to present proof that such a condition or activity does not warrant the original determination.

          XXII.  HEARINGS.  All hearings for all alleged violations under this
          ---------------
lease other than those specifically stated otherwise or provided for by law shall be submitted to formal hearing before a qualified hearing officer appointed by the Department of Human Resources of the State of Nevada. Within twenty (20) days following the final conclusion of the hearing, the hearing officer shall make a report and ruling which shall contain findings of fact and conclusions of law. The hearing officer shall serve a copy of his report and ruling upon all parties of record to the proceeding.

          Any party to the hearing may be represented by counsel, may make oral or written argument, offer testimony, cross-examine witnesses, or take any combination of such actions. The record of such hearing shall be open to public inspection.

          XXIII.  NOTICES.  All notices, demands, requests, consents, approvals,
          ---------------
cancellations and/or other communications which may be or are required to be given by either party to the other under this lease shall be in writing and shall be deemed to have been sufficiently given for all purposes when delivered or mailed by certified or registered mail, postage prepaid. Notices to the LESSOR shall be given by mailing to the State of Nevada, Department of Human Resources, Capitol Complex, Carson City, Nevada, 89710. Notice to the LESSEE shall be given by mailing to Nuclear Engineering Company, Inc., 9200 Shelbyville Road, Louisville, Kentucky, 40222.

          XXIV.  HEADINGS.  The provision headings appearing in this lease have
          ---------------
been inserted for the purpose of convenience and ready reference. They do not purport to, and shall not be deemed to define, limit or extend the scope or intent of the provisions to which they pertain.

          XXV.  APPEALS.  It is understood that none of the provisions contained
          -------------
in this lease shall affect the LESSEE'S right to appeal any of the rulings or regulations of the LESSOR or the Nevada State Board of Health in the manner prescribed by law.

          XXVI.  EFFECT OF LEASE.  Execution of this lease by LESSOR or LESSEE
          ----------------------
shall terminate and replace any presently existing lease between the LESSEE and any other party related to the premises described herein.

          XXVII.  ENTIRE AGREEMENT.  The lease embodies the entire agreement
          ------------------------
between the parties. It may not be modified or terminated except as provided herein or by other written agreement between the parties.

          IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year in this lease first above written.


PPROVED THIS 12TH day of                       STATE OF NEVADA
May, 1977.                                     DEPARTMENT OF HUMAN RESOURCES



--------------------------------               ------------------------------
GOVERNOR OF THE STATE OF NEVADA                ROGER S. TROUNDAY, DIRECTOR
                                                    LESSOR


APPROVED AS TO FORM THIS 6TH                   NUCLEAR ENGINEERING COMPANY, INC.
day of May, 1977.

ROBERT LIST
ATTORNEY GENERAL                               ---------------------------------
                                               JAMES N. NEEL, PRESIDENT
                                                    LESSEE


BY:                                            (Corporate Seal)
   ---------------------------------
   D. MICHAEL CLASEN
   DEPUTY ATTORNEY GENERAL

                                               Attest:



                                               ---------------------------------
                                               ASSISTANT SECRETARY

                               ADDENDUM AGREEMENT
                               ------------------

          This Addendum Agreement made and entered into this the seventh day of December, 1979, by and between the State of Nevada, Department of Human Resources, hereinafter called "LESSOR," and Nuclear Engineering Company, Inc., hereinafter called "LESSEE," a corporation duly organized and existing under the laws of the State of California, authorized to do business in the State of Nevada, having its registered office in Beatty, Nevada, and authorized to engage in the business of receiving, possessing, processing, repackaging, using, storing and disposing of radioactive wastes and materials by License No. 13-11-0043-02 issued by the Nevada State Health Division, and being further authorized by appropriate permit issued in accordance with applicable provisions of law to engage in the disposal of chemical and toxic wastes and materials.

                                   WITNESSETH:
                                   ----------

          WHEREAS, LESSOR and LESSEE entered into a Lease dated May 1, 1977, whereby LESSOR leased to LESSEE certain real property in Nye County, Nevada, hereinafter known as the "Site";

          WHEREAS, LESSOR and LESSEE have determined that additional monetary consideration in the form of increased yearly rental payments Need to be provided in order that LESSOR may further ensure that it has sufficient personnel to continue and administer its on-site surveillance of that portion of the Site pertaining solely to low-level radioactive waste; and

          WHEREAS, LESSOR and LESSEE have mutually agreed to raise the per cubic foot Perpetual Care and Maintenance payments for low-level radioactive waste paid by LESSEE in order to further accelerate the growth of the Perpetual Care and Maintenance Trust Fund maintained by the LESSOR;

          NOW, THEREFORE, in consideration of the payments reserved herein and the mutual covenants made by the parties, it is agreed as follows:

          I. That Section I, entitled RENTAL-LICENSE FEE, of the May 1, 1977 Lease be amended in part in that the yearly rental of Ten Thousand Dollars ($10,000) per year shall now read Twenty Thousand Dollars ($20,000) per year effective the date of this Addendum Agreement. In all other respects, Section I, entitled RENTAL-LICENSE FEE, of the May 1, 1977 Lease shall remain unchanged. LESSOR acknowledges the receipt of LESSEE'S check number 21861, dated December 7, 1979, in the amount of Ten

Thousand Dollars ($10,000) and agrees to prorate this amount over the present remaining annual rental period with the remaining balance to be applied towards the next annual rental period.

          II. That Section XI, entitled FEES FOR PERPETUAL CARE AND MAINTENANCE, of the May 1, 1977 Lease be amended in part, in that the sum of thirteen cents (13 ) for each and every cubic foot of low-level radioactive waste materials shall now read twenty-five cents (25 ) for each and every cubic foot of low-level radioactive waste materials. However, the LESSOR and LESSEE agree that in recognition of LESSEE'S current contractual commitments, that the per cubic foot increase from thirteen cents (13 ) to twenty-five cents (25 ) shall not be immediately effective, but rather shall take effect on the twenty-fifth day of February, 1980. In all other respects, Section XI, entitled FEES FOR PERPETUAL CARE AND MAINTENANCE, of the May 1, 1977 Lease shall remain unchanged.

          III. This Addendum Agreement is annexed to and is a part of the May 1, 1977 Lease and is governed by and hereby becomes subject to all of its provisions and promises, except to the extent that those provisions and/or promises are expressly qualified, modified or alerted by this Addendum Agreement. The May 1, 1977 Lease, as amended by this Addendum Agreement, remains in full force and effect.

          IV. This Addendum Agreement embodies the entire agreement between the parties. It may not be modified or terminated except as provided herein or by other written agreements between the parties.

          IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year in this Lease first above written.

APPROVED:                                    STATE OF NEVADA
                                             DEPARTMENT OF HUMAN RESOURCES



-----------------------------------          -----------------------------------
GOVERNOR OF THE STATE OF NEVADA              RALPH R. DISIBIO, DIRECTOR
                       LESSOR


APPROVED AS TO FORM:                         NUCLEAR ENGINEERING CO., INC.

RICHARD BRYAN
ATTORNEY GENERAL                             JAMES N. NEEL, PRESIDENT

                                                LESSEE

By:
   -------------------------------------------
   BRYAN NELSON
   DEPUTY ATTORNEY GENERAL


                                               Attest:
                     -------------------------


                     -------------------------
                     ------------------------- DAVID R. HAFENDORFER
                     ------------------------- ASSISTANT SECRETARY
    (affix Corporate Seal)

                               ADDENDUM AGREEMENT
                               ------------------

          This Addendum Agreement made and entered into this the twenty-eighth day of March, 1988, by and between the STATE OF NEVADA, Department of Human Resources, hereinafter called "LESSOR," and US ECOLOGY, Inc., hereinafter called "LESSEE," a corporation duly organized and existing under the laws of the State of California, authorized to do business in the State of Nevada, having its registered office in Beatty, Nevada, and authorized to do engage in the business of receiving, possessing, processing, repackaging, using, storing and disposing of radioactive wastes and materials by License No. 13-11-0043-02, as amended, issued by the Nevada State Health Division.

                                   WITNESSETH:
                                   ----------

          WHEREAS, LESSOR and LESSEE entered into a Lease dated May 1, 1977, whereby LESSOR leased to LESSEE certain real property in Nye County, Nevada, hereinafter known as "Site"; and

          WHEREAS, LESSOR and LESSEE entered into an Addendum Agreement dated December 7, 1979, which amended in part the May 1, 1977 Lease; and

          WHEREAS, LESSOR and LESSEE have mutually agreed to raise the per cubic foot Perpetual Care and Maintenance payments for low-level radioactive waste paid by LESSEE in order to further accelerate the growth of the Perpetual Care and Maintenance Trust Fund maintained by the LESSOR.

          NOW, THEREFORE, in consideration of the payments reserved herein and the mutual covenants made by the parties, it is agreed as follows:


          I. That Section XI, entitled FEES FOR PERPETUAL CARE AND MAINTENANCE, of the May 1, 1977 Lease, as amended by the December 7, 1979 Addendum, be further amended in that the sum of TWENTY-FIVE CENTS ($0.25) for each and every cubic foot of low-level radioactive waste materials shall now read TWO DOLLARS ($2.00) for each and every cubic foot of low-level radioactive waste materials. However, the LESSOR and LESSEE agree that the new fee shall be effective on the first day of April, 1988. In al other respects, Section XI, entitled FEES FOR PERPETUAL CARE AND MAINTENANCE, of the May 1, 1977 Lease, as amended by the December 7, 1979 Addendum, shall remain unchanged.

          II. That Section XII, entitled PREPAYMENT, of the May 1, 1977 Lease be amended in its entirety to read as follows:

               XII.  QUARTERLY  PAYMENTS.  LESSEE  shall make Perpetual Care and
                     -------------------
          Maintenance payments on a quarterly basis and in the contribution rates set forth in Section XI as amended. Specifically, the TWO DOLLAR ($2.00) perpetual care and maintenance fee for radioactive waste materials and the SEVEN CENTS ($0.07) perpetual care and maintenance fee for chemical and toxic waste materials shall be paid to the State on a quarterly basis for the quarters ending January15, April 15, July 15, and October 15, provided, however, that LESSEE shall have up to forty-five (45) days from the end of each quarter to secure collection of the fees from its customers and subsequently make payment to the LESSOR.

               Furthermore, LESSOR and LESSEE agree that LESSEE shall receive full credit and appropriate adjustments for any and all prepayments made prior to the execution of this lease document. In the event this Lease is terminated for whatsoever reason, LESSOR agrees that LESSEE shall receive a full refund for any and all prepayment amounts not previously debited by LESSOR in accordance with all applicable provisions of this Lease.

               The LESSOR and LESSEE acknowledge and agree that the primary purpose of LESSEE'S payment to LESSOR of the cubic foot charge on low-level radioactive, chemical and toxic wastes disposed of or buried at the Site is to provide funds for the implementation of proper safeguards for the public health and safety upon expiration of the lease term or extension thereof and final closure.

          III. This Addendum Agreement is annexed to and is a part of the May 1, 1977 Lease, as amended. The sole purpose of the Addendum is for purposes stated herein and its execution by the undersigned parties is intended only to address the fee payment schedules and Perpetual Care and Maintenance fees as set forth in the May 1, 1977 Lease, as amended.

          IV. This Addendum Agreement embodies the entire agreement between the parties. It may not be modified or terminated except as provided herein or by other written agreements between the parties.

          IN WITNESS WHEREOF, the parties have hereunto set their hands the day and year in this Lease first above written.

APPROVED:                                 STATE OF NEVADA ("LESSOR")
                                          DEPARTMENT OF HUMAN RESOURCES


------------------------------------      --------------------------------------
RICHARD H. BRYAN, GOVERNOR                Jerry Griepentrog, Director


                                           US ECOLOGY, INC. ("LESSEE")
                       --------------------



                       --------------------
                                           Thomas S. Baer, Vice President
                       --------------------
APPROVED AS TO FORM:

BRYAN MCKAY
ATTORNEY GENERAL

BY:
   ----------------------------------------
   Bryan M. Nelson, Chief Deputy

                                           ATTEST:
                       --------------------


                       --------------------
                                           Robert L. Ash, Assistant Secretary
                       --------------------

                                (CORPORATE SEAL)

                                    EXHIBIT P
                                    ---------

                               ADDENDUM AGREEMENT
                               ------------------

          This Addendum Agreement made and entered into this ____ day of September, 1993, by and between the State of Nevada, Department of Human Resources, (hereinafter collectively referred to as "LESSOR"), the State of Nevada Department of Conservation and Natural Resources, and US Ecology, Inc., a corporation duly organized and existing under the laws of the State of California, authorized to do business in the State of Nevada, and having its registered office in Beatty, Nevada (hereinafter "LESSEE").

                                   WITNESSETH:
                                   ----------

          WHEREAS, LESSOR and LESSEE entered into a Lease dated May 1, 1977 (hereinafter the "May 1, 1977" Lease), whereby LESSOR leased to LESSEE certain real property in Nye County, Nevada, hereinafter known as the "Site"; and

          WHEREAS, LESSOR and LESSEE entered into an Addendum Agreement dated December 7, 1979, which amended in part the May 1, 1977 Lease; and

          WHEREAS, LESSOR and LESSEE entered into an Addendum Agreement dated March 28, 1988, which amended in part the May 1, 1977 Lease; and

          WHEREAS, LESSOR and LESSEE entered into a Settlement Agreement dated September ____, 1993, pursuant to which LESSOR and LESSEE agreed in part to amend the May 1, 1977 Lease as set forth herein.

          NOW THEREFORE, in consideration of the premises, covenants, and mutual promises set forth herein, and other good and valuable consideration, the sufficiency and receipt of which are hereby mutually acknowledged LESSOR and LESSEE agree as follows:

          I. That the definition of the term LESSEE provided in the preamble to the May 1, 1977 Lease and used therein shall be amended by deleting any reference to the State of Nevada Department of Human Resources and by Adding the State of Nevada Department of Conservation and Natural Resources. It is the express intent of LESSEE and LESSOR that the State of Nevada Department of Conservation and Natural Resources will thereby become a party to the May 1, 1977 Lease and that the State of Nevada Department of Human Resources will no longer be a party thereto.

          II. That Section II, entitled RENEWAL OF LEASE, of the May 1, 1977 Lease be amended in its entirety to read as follows:

          II.  RENEWAL  OF LEASE. The term of this lease shall be extended as US
          ----------------------
          Ecology determines, in its sole discretion, for an additional ten (10) year term or until such time that the Site has reached its full capacity if the Site does so prior to the expiration of the ten (10) year term, if, prior to six (6) months before the end of the term but not before nineteen (19) years from the effective date of this lease, the LESSEE provides written notice to the LESSOR that it is exercising its option to extend the lease term pursuant to this paragraph.

          III. That Section XI, entitled FEES FOR PERPETUAL CARE AND MAINTENANCE, of the May 1, 1977 Lease, as amended by the December 7, 1979 Addendum and by the March 28, 1988 Addendum, be further amended, in that the sum of seven cents for each and every cubic foot of chemical and toxic waste materials shall now read $2.80 per ton + 7 cents per cubic foot of chemical and toxic waste materials. However, the LESSOR and LESSEE agree that the fee shall be effective on the 1st day of October, 1993. LESSOR and LESSEE further agree that the following sentence be added to the end of the first paragraph of
Section XI of May 1, 1977 Lease, as amended by the December 7, 1979 Addendum and by the March 28, 1988 Addendum:

          LESSOR and LESSEE hereby agree that the sole purpose of LESSEE'S payment to LESSOR of the fee $2.80 per ton + 7 cents per cubic foot charged for chemical and toxic waste disposed of at the Site is to provide LESSOR funds for the perpetual care and maintenance of the chemical and toxic waste portion of the Site.

In all other respects, Section XI of the May 1, 1977 Lease, as amended by the December 7, 1979 Addendum and by the March 28, 1988 Addendum, be further amended, in that the reference to the seven cents (7 ) perpetual care and maintenance fees for chemical and toxic waste materials shall now read $2.80 per ton + 7 cents per cubic foot of chemical and toxic waste materials.

          V. That the following additional Section XXVIII be added to the May 7, 1977 Lease, as amended by the December 7, 1979 Addendum and by the March 28, 1988 Addendum:

          XXVIII. FEES FOR HAZARDOUS WASTE MANAGEMENT PROGRAM. The LESSEE agrees
          ---------------------------------------------------
          to pay LESSOR the sum of two and seventy-six/one hundredths dollars ($2.76) for every ton of chemical and toxic waste material which is disposed of at the Site. LESSOR and LESSEE hereby agree that the sole purpose of LESSEE'S payment to LESSOR of such fee is to provide LESSOR funds for the State of Nevada's hazardous waste management programs.

          VI. Sections III and VI of the May 1, 1977 Lease are amended to delete reference to the State Board of Health and the State Health Officer, respectively.

          VII. This Addendum Agreement is annexed to and is a part of the May 1, 1977 Lease, as amended, and is governed by and hereby becomes subject to all of its provisions and promises, except to the extent that those provisions and/or promises are expressly qualified, modified or altered by this Addendum Agreement. The May 1, 1977 Lease, as amended hereby, remains in full force and effect.

          VIII. This Addendum Agreement embodies the entire agreement between the parties. It may not be modified or terminated except as provided herein or by other written agreements between the parties.

September 17, 1996



Mr. Peter G. Morros, P.E.
Director
Nevada Department of Conservation
   and Natural Resources
123 West Nye Lane
Carson City, Nevada  89710

Subject:     Notice of Lease Renewal
             -----------------------

Dear Mr. Morros:

In accordance with the lease as amended between the State of Nevada, Department of Conservation and Natural Resources, and US Ecology, Inc. for certain real property located in Nye County, I am pleased to inform you of our decision to renew the lease for an additional ten (10) year term or until such time that the Site has reached its full capacity if the Site does so prior to the expiration of the ten (10) year term.

Sincerely,



J. K. Lemley
Chairman and Chief Executive Officer


cc:  L. H. Dodgion, Administrator, Division of Environmental Protection
     Vern Rosse, Assistant Administrator, Division of Environmental Protection David Emme, Chief, Bureau of Waste Management
     Jeffrey C. Dennison, P.E., Supervisor, RCRA Facilities
     William J. Frey, Deputy Attorney General
     Don Brady, Senior Vice President, Chemical Operations
     Zaki Naser, Facility Manager
     Phil Chattin, General Counsel
     Lawrence Levine, Esquire